                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                        True North Communications, Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                            INTERNET VOTING SCRIPT

True North Communications Inc.
2000 Internet Voting Site

[Internet Voting Screen #1]



True North Communications Inc. Proxy Voting Online
[Vote by Net Graphics]

If you have more than one proxy card, please vote only one card at a time.

1.   Enter the Voter Control Number that appears in the box on your proxy card.
     /  /

2. Enter the last 4 digits of your U.S. Taxpayer Identification (Social Security) Number for this account. / /

     If you do not have a U.S. Taxpayer Identification Number for this account, please leave this box blank.

     Important: For your vote to be cast, the Voter Control Number and the last four digits of the U.S. Taxpayer Identification (Social Security) Number for this account must match the numbers on our records.

3.   Enter your e-mail address to receive an e-mail confirmation of your vote.
     /  /

     Enter your e-mail address again for validation. /  /

/Proceed/

[Internet Voting Screen #2]

To vote your True North Common shares.
[Vote by Net Graphics]
/click here/

Welcome!
     Shareholder's Name Line
     Shareholder's Address Line
     Shareholder's City, State Zip Line

/Proceed/

[Internet Voting Screen #3]

TRUE NORTH COMMUNICATIONS INC.
[Vote by Net Graphics]

  TRUE NORTH COMMUNICATIONS INC. Annual Meeting of Stockholders, May 17, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The signatory hereby appoints KEVIN J. SMITH and SUZANNE S. BETTMAN, or any of them, with full power of substitution, attorneys and proxies with the powers the signatory would possess if personally present to vote all the shares of Common Stock of the signatory in TRUE NORTH COMMUNICATIONS INC. at the annual meeting of its stockholders to be held at The University of Chicago Graduate School of Business Conference Center--Sixth Floor, 450 North Cityfront Plaza Drive, Chicago, Illinois, on May 17, 2000 at 10:00 a.m., local time, to vote on the proposals set forth below. This card also constitutes voting instructions by the undersigned to the respective trustee of the trusts maintained under the True North Communications Inc. Retirement Plan (the "Plan") for all shares, if any, votable by the undersigned and held of record by such trustees. If there are any shares for which voting instructions are not timely received, and as respects any unallocated shares held under the Plan, the trustees will cause all such shares to be voted in the same proportion as such trustees vote shares for which timely instructions are received.

The Nominees for Election of Directors are:

(01) David A. Bell, (02) Joseph A. Califano, Jr., (03) Donald M. Elliman, Jr.,
(04) H. John Greeniaus, (05) Leo-Arthur Kelmenson, (06) Wenda Harris Millard,
(07) Michael E. Murphy, (08) J. Brendan Ryan, (09) Donald I. Seeley,
(10) Marilyn R. Seymann and (11) Stephen T. Vehslage.

The Board of Directors Recommends a Vote "FOR" all Nominees for Directors. "FOR" Proposal 2.

Check this box to cast your vote in accordance with the recommendations of the Board of Directors.
/  /

The Board of Directors Recommends a Vote "FOR" all Nominees for Directors.

     For all Nominees Except           Withhold As To
     As Noted Below                    All Nominees

          /  /                          /  /

Or, check the box for the Director(s) from whom you wish to withhold your vote.

1.   David A. Bell                     Wenda Harris Millard

          /  /                          /  /

     Joseph A. Califano, Jr.           Michael E. Murphy

          /  /                          /  /

     Donald M. Elliman, Jr.            J. Brendan Ryan

          /  /                          /  /

     H. John Greeniaus                 Donald L. Seeley

          /  /                          /  /

     Leo-Arthur Kelmenson              Marilyn R. Seymann

          /  /                          /  /

                                       Stephen T. Vehslage

                                        /  /


The Board of Directors Recommends a Vote "FOR" Proposal 2.
                                       For   Against   Abstain
2. Proposal to ratify the appointment of Arthur Andersen LLP as independent auditors for 2000.
                                       /  /    /  /      /  /

To submit your vote please click the button below.
(Your vote will not be counted until the Submit Your Vote button is clicked.)

/Submit Your Vote/

[Internet Voting Screen #4]


TRUE NORTH COMMUNICATIONS INC.
[Vote by Net Graphics]


Your proxy vote has been recorded as follows:

1.   Election of Directors
     [Confirmation of vote.]

2. Proposal to ratify the appointment of Arthur Andersen LLP as independent auditors for 2000.
     [Confirmation of vote.]

Please review your vote. If this is incorrect, please use the Back button on your browser, change your vote and resubmit. If this is correct, please click the button below.

Success! Your vote has been cast and will be tabulated by Equiserve within 24 hours. Please take a moment to review the options below.

/Proceed/

If you wish to submit comments to True North Communications Inc., click on the button below.

/Submit Comments/

If you wish to submit an address change request for this account, click the button below.

/Proceed/

Welcome to the Address Change Form.
Below is your address listed in our records. Please enter your new address in the box below.

Your current registration:
Name line
Address line
City, State, Zip
New address:

You can now vote another proxy card or exit to the Equiserve homepage.

/Vote Another Proxy/

Subject:  /  /

Your Comments:  /  /

/Submit Comments/

Thank you for your comments.

You can now vote another proxy card or exit to the EquiServe homepage.

/Vote Another Proxy/

                         2000 Telephone Voting Script

--------------------------------------------------------------------------------
                 Toll Free:  1-877-PRX-VOTE or 1-877-779-8683
--------------------------------------------------------------------------------

1. Welcome to the electronic voting system. Please have your proxy card available before voting.

2. Enter the Voter Control Number as it appears on the proxy card followed by the pound sign.

3. Enter the last four digits of the U.S. taxpayer identification number for this account followed by the pound sign.

4.   The company you are voting is True North Communications Inc.

5. Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the stockholders.

6. To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. If you wish to vote on one proposal at a time, press 2.

          If 1, go to 14.
          If 2, go to 7.

7. Item #1. To vote for all nominees press 1. To withhold from all nominees press 2. To withhold from individual nominees press 3.

          If 1, go to 8.
          If 2, go to 8.
          If 3, go to Director Exception.
                      -------------------

     ---------------------------------------------------------------------------
     Director Exception

     Using your proxy card, enter the 2-digit number of a nominee from whom you wish to withhold your vote. When completed press 00.

          If 00, go to 8.
          If valid nominee number, go to Next Nominee.
     ---------------------------------------------------------------------------
     Next Nominee

     To withhold your vote from another nominee enter the 2-digit number next to the nominee, or if you have completed voting on directors press 00.

          If 00, go to 8.
          If valid nominee number, go to Next Nominee.
     ---------------------------------------------------------------------------
     Invalid Nominee Number
     ---------------------------------------------------------------------------

     You have entered an invalid nominee number

          (Go to Next Nominee.)
     ---------------------------------------------------------------------------

8.   Item #2. To vote for, press 1; against, press 2; abstain, press 3.

          If 1, go to 9.
          If 2, go to 9.
          If 3, go to 9.

9.   If you would like to attend the annual meeting, press 1.  If not, press 2.

          If 1, go to 13.
          If 2, go to 13.

10. If you would like to discontinue mailing annual report to this account, press 1. If not, press 2.

          If 1, go to 14.
          If 2, go to 14.

11. I will now summarize your vote. Please confirm your vote at the end of this message.

     ---------------------------------------------------------------------------
     (Playback back the appropriate vote for this proxy card.)
     ---------------------------------------------------------------------------

     Default Playback
     ----------------

     You have voted with the recommendations of the board of directors.

     Director Proposal Playback
     --------------------------

     For all nominees
     OR
     For all nominees except: #
     Or
     Withhold For all nominees


     For/Against/Abstain Proposal Playback
     -------------------------------------

     Item # ({For | Against | Abstain}
     ---------------------------------------------------------------------------

12.  To confirm your vote, press 1. To cancel your vote, press 2.

          If 1, go to 17.
          If 2, go to 16.

13. Your vote has been cancelled. Please call and try again or mark, sign, and return your proxy card in the envelope provided. Thank you.

14. Your vote has been successfully recorded. It is not necessary for you to mail your card. If you wish to vote another proxy card or change your vote please hang up and call back. Thank you.

     No Key Pressed
     --------------

     Go to the same item (repeat three times); otherwise, go to Error.

     Invalid Number
     --------------

     Go to the same item (repeat three times); otherwise, go to Error.

     Error
     -----

     We are unable to process your request at this time.  Thank you for calling.

          (Call ends.)
     ---------------------------------------------------------------------------